                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 1999


                        CORPORATE OFFICE PROPERTIES TRUST
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

   Maryland                 001-14023                            23-2947217
--------------------------------------------------------------------------------
(State or Other            (Commission                          IRS Employer
Jurisdiction of            File Number)                      Identification No.)
Incorporation)

               401 City Avenue
                   Suite 615
                Bala Cynwyd, PA                             19004
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 538-1800

                                (not applicable)
--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On June 29, 1999, Corporate Office Properties Trust (the "Company") entered into an Underwriting Agreement with Prudential Securities Incorporated; Deutsche Bank Securities Inc.; Donaldson, Lufkin & Jenrette Securities Corporation; Janney Montgomery Scott Inc.; and Tucker Anthony Cleary Gull (the "Underwriters") in connection with an underwritten public offering by the Company of up to 1,100,000 shares (along with 165,000 shares reserved for underwriter's over-allotment option)(the "Shares") of its 10% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, at a price of $25.00 per share, resulting in gross aggregate proceeds before underwriters' discount to the Company of approximately $27.5 million (based on issuance of 1,100,000 Shares). The Shares that are being offered and sold have been registered on Form S-3 (Registration No. 333-71807) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on February 4, 1999, Pre-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on February 22, 1999, and Post-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on May 21, 1999.

         On July 6, 1999, the Company filed Articles Supplementary to its Declaration of Trust with the State of Maryland, amending the Declaration of Trust to permit the issuance of the Shares.

         On July 6, 1999, the Company received from PricewaterhouseCoopers LLP, accountants to the Company, a consent to include certain reports of PricewaterhouseCoopers LLP in the registration statement relating to the Shares.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


   (c)      EXHIBITS.

            1.1 Underwriting Agreement, dated as of June 29, 1999, by and between the Company and the Underwriters.

            1.2      Articles Supplementary relating to the Shares.

            1.3      Consent of PricewaterhouseCoopers LLP.

            1.4      Form of Stock Certificate relating to the Shares.

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 7, 1999

                                         CORPORATE OFFICE PROPERTIES TRUST


                                         By: /s/ Randall M. Griffin

                                         Name: Randall M. Griffin
                                         Title: President and Chief
                                                Operating Officer


                                         By: /s/ Roger A. Waesche, Jr.

                                         Name: Roger A. Waesche, Jr.
                                         Title: Senior Vice President
                                                and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------



       EXHIBIT NO.                        EXHIBIT
       -----------                        -------
            1.1      Underwriting Agreement, dated as of June 29, 1999, by
                     and between the Company and the Underwriters.

            1.2      Articles Supplementary relating to the Shares.

            1.3      Consent of PricewaterhouseCoopers LLP.

            1.4      Form of Stock Certificate relating to the Shares.